Exhibit 24(a)

POWER OF ATTORNEY OF IBM DIRECTOR

KNOW ALL PERSONS BY THESE PRESENTS, that I, the undersigned Director of International Business Machines Corporation, a New York corporation (the “Company”), which is to file with the Securities and Exchange Commission (the “SEC”) an automatic or other shelf registration statement on Form S-3ASR or other appropriate Form under Rule 415 of the Securities Act of 1933 (“Registration Statements”), which filings are authorized by resolutions dated the date hereof, for Indebtedness, Preferred Stock, Depositary Shares, Capital Stock, Warrants, and Guarantees of the Indebtedness of IBM International Group Capital LLC, IBM International Capital Pte. Ltd. and certain other wholly-owned finance subsidiaries of the Company (collectively the “Securities”) of and by the Company, hereby constitute and appoint Arvind Krishna, James J. Kavanaugh, Michelle H. Browdy, Nicolas A. Fehring, Simon J. Beaumont and Frank P. Sedlarcik and each of them, my true and lawful attorneys-in-fact and agents, with full power to act, together or each without the others, for me and in my name, place and stead, in any and all capacities, to sign, or cause to be signed electronically any and all of said Registration Statements (which Registration Statements may constitute post-effective amendments to registration statements previously filed with the SEC) and any and all amendments to the aforementioned Registration Statements, and to file said Registration Statements and amendments thereto so signed with all exhibits thereto, and with any and all other documents in connection therewith, with the SEC, hereby granting unto said attorneys-in-fact and agents, and each of them, full power and authority to do and perform any and all acts and things requisite and necessary to be done in and about the premises, as fully to all intents and purposes as I might or could do in person, hereby ratifying and confirming all that said attorneys-in-fact and agents or any of them may lawfully do or cause to be done by virtue hereof. This Power of Attorney may only be revoked by a written document executed by the undersigned that expressly revokes this power by referring to the date and subject hereof.

IN WITNESS WHEREOF, I, the undersigned, have executed this Power of Attorney as of this 17th day of December 2023.

/s/ Marianne C. Brown
Director

IN WITNESS WHEREOF, I, the undersigned, have executed this Power of Attorney as of this 15th day of December 2023.

/s/ Thomas Buberl
Director

IN WITNESS WHEREOF, I, the undersigned, have executed this Power of Attorney as of this 15th day of December 2023.

/s/ David N. Farr
Director

IN WITNESS WHEREOF, I, the undersigned, have executed this Power of Attorney as of this 15th day of December 2023.

/s/ Alex Gorsky
Director

IN WITNESS WHEREOF, I, the undersigned, have executed this Power of Attorney as of this 20th day of December 2023.

/s/ Michelle J. Howard
Director

IN WITNESS WHEREOF, I, the undersigned, have executed this Power of Attorney as of this 15th day of December 2023.

/s/ Andrew N. Liveris
Director

IN WITNESS WHEREOF, I, the undersigned, have executed this Power of Attorney as of this 14th day of December 2023.

/s/ F. William McNabb III
Director

IN WITNESS WHEREOF, I, the undersigned, have executed this Power of Attorney as of this 15th day of December 2023.

/s/ Michael Miebach
Director

IN WITNESS WHEREOF, I, the undersigned, have executed this Power of Attorney as of this 15th day of December 2023.

/s/ Martha E. Pollack
Director

IN WITNESS WHEREOF, I, the undersigned, have executed this Power of Attorney as of this 19th day of January 2024.

/s/ Joseph R. Swedish
Director

IN WITNESS WHEREOF, I, the undersigned, have executed this Power of Attorney as of this 15th day of December 2023.

/s/ Peter R. Voser
Director

IN WITNESS WHEREOF, I, the undersigned, have executed this Power of Attorney as of this 18th day of December 2023.

/s/ Frederick H. Waddell
Director

IN WITNESS WHEREOF, I, the undersigned, have executed this Power of Attorney as of this 14th day of December 2023.

/s/ Alfred W. Zollar
Director

POWER OF ATTORNEY OF ARVIND KRISHNA

KNOW ALL PERSONS BY THESE PRESENTS, that I, the undersigned Chairman and Chief Executive Officer of International Business Machines Corporation, a New York corporation (the “Company”), which is to file with the Securities and Exchange Commission (the “SEC”) an automatic or other shelf registration statement on Form S-3ASR or other appropriate Form under Rule 415 of the Securities Act of 1933 (“Registration Statements”), which filings are authorized by resolutions dated on or about December 12, 2023, for Indebtedness, Preferred Stock, Depositary Shares, Capital Stock, Warrants, and Guarantees of the dated the date hereof, for Indebtedness, Preferred Stock, Depositary Shares, Capital Stock, Warrants, and Guarantees of the Indebtedness of IBM International Group Capital LLC, IBM International Capital Pte. Ltd. and certain other wholly-owned finance subsidiaries of the Company (collectively the “Securities”) of and by the Company, hereby constitute and appoint James J. Kavanaugh, Michelle H. Browdy, Nicolas A. Fehring, Simon J. Beaumont and Frank P. Sedlarcik and each of them, my true and lawful attorneys-in-fact and agents, with full power to act, together or each without the others, for me and in my name, place and stead, in any and all capacities, to sign, or cause to be signed electronically any and all of said Registration Statements (which Registration Statements may constitute post-effective amendments to registration statements previously filed with the SEC) and any and all amendments to the aforementioned Registration Statements, and to file said Registration Statements and amendments thereto so signed with all exhibits thereto, and with any and all other documents in connection therewith, with the SEC, hereby granting unto said attorneys-in-fact and agents, and each of them, full power and authority to do and perform any and all acts and things requisite and necessary to be done in and about the premises, as fully to all intents and purposes as I might or could do in person, hereby ratifying and confirming all that said attorneys-in-fact and agents or any of them may lawfully do or cause to be done by virtue hereof. This Power of Attorney may only be revoked by a written document executed by the undersigned that expressly revokes this power by referring to the date and subject hereof.

IN WITNESS WHEREOF, I, the undersigned, have executed this Power of Attorney as of this 8th day of January 2024.

/s/ Arvind Krishna
Arvind Krishna
Chairman and Chief Executive Officer

POWER OF ATTORNEY OF JAMES J. KAVANAUGH

KNOW ALL PERSONS BY THESE PRESENTS, that I, the undersigned Senior Vice President and Chief Financial Officer of International Business Machines Corporation, a New York corporation (the “Company”), which is to file with the Securities and Exchange Commission (the “SEC”) an automatic or other shelf registration statement on Form S-3ASR or other appropriate Form under Rule 415 of the Securities Act of 1933 (“Registration Statements”), which filings are authorized by resolutions dated on or about December 12, 2023, for Indebtedness, Preferred Stock, Depositary Shares, Capital Stock, Warrants, and Guarantees of the Indebtedness of IBM International Group Capital LLC, IBM International Capital Pte. Ltd. and certain other wholly-owned finance subsidiaries of the Company (collectively the “Securities”) of and by the Company, hereby constitute and appoint Arvind Krishna, Michelle H. Browdy, Nicolas A. Fehring, Simon J. Beaumont and Frank P. Sedlarcik and each of them, my true and lawful attorneys-in-fact and agents, with full power to act, together or each without the others, for me and in my name, place and stead, in any and all capacities, to sign, or cause to be signed electronically any and all of said Registration Statements (which Registration Statements may constitute post-effective amendments to registration statements previously filed with the SEC) and any and all amendments to the aforementioned Registration Statements, and to file said Registration Statements and amendments thereto so signed with all exhibits thereto, and with any and all other documents in connection therewith, with the SEC, hereby granting unto said attorneys-in-fact and agents, and each of them, full power and authority to do and perform any and all acts and things requisite and necessary to be done in and about the premises, as fully to all intents and purposes as I might or could do in person, hereby ratifying and confirming all that said attorneys-in-fact and agents or any of them may lawfully do or cause to be done by virtue hereof. This Power of Attorney may only be revoked by a written document executed by the undersigned that expressly revokes this power by referring to the date and subject hereof.

IN WITNESS WHEREOF, I, the undersigned, have executed this Power of Attorney as of this 3rd day of January 2024.

/s/ James J. Kavanaugh
James J. Kavanaugh
Senior Vice President and Chief Financial Officer

POWER OF ATTORNEY OF NICOLAS A. FEHRING

KNOW ALL PERSONS BY THESE PRESENTS, that I, the undersigned Vice President and Controller of International Business Machines Corporation, a New York corporation (the “Company”), which is to file with the Securities and Exchange Commission (the “SEC”) an automatic or other shelf registration statement on Form S-3ASR or other appropriate Form under Rule 415 of the Securities Act of 1933 (“Registration Statements”), which filings are authorized by resolutions dated on or about December 12, 2023, for Indebtedness, Preferred Stock, Depositary Shares, Capital Stock, Warrants, and Guarantees of the Indebtedness of IBM International Group Capital LLC, IBM International Capital Pte. Ltd. and certain other wholly-owned finance subsidiaries of the Company (collectively the “Securities”) of and by the Company, hereby constitute and appoint Arvind Krishna, James J. Kavanaugh, Michelle H. Browdy, Simon J. Beaumont and Frank P. Sedlarcik and each of them, my true and lawful attorneys-in-fact and agents, with full power to act, together or each without the others, for me and in my name, place and stead, in any and all capacities, to sign, or cause to be signed electronically any and all of said Registration Statements (which Registration Statements may constitute post-effective amendments to registration statements previously filed with the SEC) and any and all amendments to the aforementioned Registration Statements, and to file said Registration Statements and amendments thereto so signed with all exhibits thereto, and with any and all other documents in connection therewith, with the SEC, hereby granting unto said attorneys-in-fact and agents, and each of them, full power and authority to do and perform any and all acts and things requisite and necessary to be done in and about the premises, as fully to all intents and purposes as I might or could do in person, hereby ratifying and confirming all that said attorneys-in-fact and agents or any of them may lawfully do or cause to be done by virtue hereof. This Power of Attorney may only be revoked by a written document executed by the undersigned that expressly revokes this power by referring to the date and subject hereof.

IN WITNESS WHEREOF, I, the undersigned, have executed this Power of Attorney as of this 3rd day of January 2024.

/s/ Nicolas A. Fehring
Nicolas A. Fehring
Vice President and Controller

POWER OF ATTORNEY

KNOW ALL PERSONS BY THESE PRESENTS, that the undersigned, a Member of the Board of Managers and President of IBM International Group Capital LLC, a Delaware limited liability company (the “Company”), which is to file with the Securities and Exchange Commission (the “SEC”), Washington, D.C., under the provisions of the Securities Act of 1933 a Registration Statement relating to Indebtedness of the Company, hereby constitute and appoint Simon Beaumont, Karl Minahan and Laura Sousa, and each of them individually, my true and lawful attorneys-in-fact and agents, with full power to act, together or each without the others, for me and in my name, place and stead, in any and all capacities, to sign, or cause to be signed electronically, any and all of said Registration Statements and any and all amendments to the aforementioned Registration Statements and to file said Registration Statements and amendments thereto so signed with all exhibits thereto, as well as to prepare, execute and file any and all other documents with the SEC, all state securities authorities under the Blue Sky and securities laws of the States of the United States of America, and the New York Stock Exchange (and other stock exchanges), hereby granting unto said attorneys-in-fact and agents, and each of them, full power and authority to do and perform any and all acts and things requisite and necessary to be done in and about the premises, as fully to all intents and purposes as I might or could do in person, hereby ratifying and confirming all that said attorneys-in-fact and agents, or any of them may lawfully do or cause to be done by virtue hereof.

IN WITNESS WHEREOF, I, the undersigned, have executed this Power of Attorney as of this 18th day of January 2024.

/s/ Brendan Turnbull
Brendan Turnbull
Manager and President

POWER OF ATTORNEY

KNOW ALL PERSONS BY THESE PRESENTS, that the undersigned, a Member of the Board of Managers and Treasurer of IBM International Group Capital LLC, a Delaware limited liability company (the “Company”), which is to file with the Securities and Exchange Commission (the “SEC”), Washington, D.C., under the provisions of the Securities Act of 1933 a Registration Statement relating to Indebtedness of the Company, hereby constitute and appoint Brendan Turnbull, Karl Minahan and Laura Sousa, and each of them individually, my true and lawful attorneys-in-fact and agents, with full power to act, together or each without the others, for me and in my name, place and stead, in any and all capacities, to sign, or cause to be signed electronically, any and all of said Registration Statements and any and all amendments to the aforementioned Registration Statements and to file said Registration Statements and amendments thereto so signed with all exhibits thereto, as well as to prepare, execute and file any and all other documents with the SEC, all state securities authorities under the Blue Sky and securities laws of the States of the United States of America, and the New York Stock Exchange (and other stock exchanges), hereby granting unto said attorneys-in-fact and agents, and each of them, full power and authority to do and perform any and all acts and things requisite and necessary to be done in and about the premises, as fully to all intents and purposes as I might or could do in person, hereby ratifying and confirming all that said attorneys-in-fact and agents, or any of them may lawfully do or cause to be done by virtue hereof.

IN WITNESS WHEREOF, I, the undersigned, have executed this Power of Attorney as of this 22nd day of January 2024.

/s/ Simon Beaumont
Simon Beaumont
Manager and Treasurer

POWER OF ATTORNEY

KNOW ALL PERSONS BY THESE PRESENTS, that the undersigned, a Member of the Board of Managers and Controller of IBM International Group Capital LLC, a Delaware limited liability company (the “Company”), which is to file with the Securities and Exchange Commission (the “SEC”), Washington, D.C., under the provisions of the Securities Act of 1933 a Registration Statement relating to Indebtedness of the Company, hereby constitute and appoint Brendan Turnbull, Simon Beaumont and Laura Sousa, and each of them individually, my true and lawful attorneys-in-fact and agents, with full power to act, together or each without the others, for me and in my name, place and stead, in any and all capacities, to sign, or cause to be signed electronically, any and all of said Registration Statements and any and all amendments to the aforementioned Registration Statements and to file said Registration Statements and amendments thereto so signed with all exhibits thereto, as well as to prepare, execute and file any and all other documents with the SEC, all state securities authorities under the Blue Sky and securities laws of the States of the United States of America, and the New York Stock Exchange (and other stock exchanges), hereby granting unto said attorneys-in-fact and agents, and each of them, full power and authority to do and perform any and all acts and things requisite and necessary to be done in and about the premises, as fully to all intents and purposes as I might or could do in person, hereby ratifying and confirming all that said attorneys-in-fact and agents, or any of them may lawfully do or cause to be done by virtue hereof.

IN WITNESS WHEREOF, I, the undersigned, have executed this Power of Attorney as of this 19th day of January 2024.

/s/ Karl Minahan
Karl Minahan
Manager and Controller

POWER OF ATTORNEY

KNOW ALL PERSONS BY THESE PRESENTS, that I, the undersigned Director of IBM International Capital Pte. Ltd., a private company limited by shares incorporated under the laws of the Republic of Singapore (the “Company”), which is to file with the Securities and Exchange Commission (the “SEC”) an automatic or other shelf registration statement on Form S-3ASR or other appropriate Form under Rule 415 of the Securities Act of 1933 for notes, debentures or other debt instruments including but not limited to debt securities of the Company (“Registration Statements”), hereby constitute and appoint any director or officer of the Company, Laura Sousa (Counsel of International Business Machines Corporation (“IBM”)) and Ajay Dua (Associate General Counsel of IBM), and each of them individually, my true and lawful attorneys-in-fact and agents, with full power to act, together or each without the others, for me and in my name, place and stead, in any and all capacities, to sign, or cause to be signed electronically, any and all of said Registration Statements and any and all amendments to the aforementioned Registration Statements and to file said Registration Statements and amendments thereto so signed with all exhibits thereto, as well as to prepare, execute and file any and all other documents with the SEC, all state securities authorities under the Blue Sky and securities laws of the States of the United States of America, and the New York Stock Exchange (and other stock exchanges), hereby granting unto said attorneys-in-fact and agents, and each of them, full power and authority to do and perform any and all acts and things requisite and necessary to be done in and about the premises, as fully to all intents and purposes as I might or could do in person, hereby ratifying and confirming all that said attorneys-in-fact and agents, or any of them may lawfully do or cause to be done by virtue hereof.

IN WITNESS WHEREOF, I, the undersigned, have executed this Power of Attorney as of this 25th day of January 2024.

/s/ Heng Koh Yen
Heng Koh Yen
Director

POWER OF ATTORNEY

KNOW ALL PERSONS BY THESE PRESENTS, that I, the undersigned Director of IBM International Capital Pte. Ltd., a private company limited by shares incorporated under the laws of the Republic of Singapore (the “Company”), which is to file with the Securities and Exchange Commission (the “SEC”) an automatic or other shelf registration statement on Form S-3ASR or other appropriate Form under Rule 415 of the Securities Act of 1933 for notes, debentures or other debt instruments including but not limited to debt securities of the Company (“Registration Statements”), hereby constitute and appoint any director or officer of the Company, Laura Sousa (Counsel of International Business Machines Corporation (“IBM”)) and Ajay Dua (Associate General Counsel of IBM), and each of them individually, my true and lawful attorneys-in-fact and agents, with full power to act, together or each without the others, for me and in my name, place and stead, in any and all capacities, to sign, or cause to be signed electronically, any and all of said Registration Statements and any and all amendments to the aforementioned Registration Statements and to file said Registration Statements and amendments thereto so signed with all exhibits thereto, as well as to prepare, execute and file any and all other documents with the SEC, all state securities authorities under the Blue Sky and securities laws of the States of the United States of America, and the New York Stock Exchange (and other stock exchanges), hereby granting unto said attorneys-in-fact and agents, and each of them, full power and authority to do and perform any and all acts and things requisite and necessary to be done in and about the premises, as fully to all intents and purposes as I might or could do in person, hereby ratifying and confirming all that said attorneys-in-fact and agents, or any of them may lawfully do or cause to be done by virtue hereof.

IN WITNESS WHEREOF, I, the undersigned, have executed this Power of Attorney as of this 25th day of January 2024.

/s/ Chang Shu Lei
Chang Shu Lei
Director

POWER OF ATTORNEY

KNOW ALL PERSONS BY THESE PRESENTS, that I, the undersigned Director of IBM International Capital Pte. Ltd., a private company limited by shares incorporated under the laws of the Republic of Singapore (the “Company”), which is to file with the Securities and Exchange Commission (the “SEC”) an automatic or other shelf registration statement on Form S-3ASR or other appropriate Form under Rule 415 of the Securities Act of 1933 for notes, debentures or other debt instruments including but not limited to debt securities of the Company (“Registration Statements”), hereby constitute and appoint any director or officer of the Company, Laura Sousa (Counsel of International Business Machines Corporation (“IBM”)) and Ajay Dua (Associate General Counsel of IBM), and each of them individually, my true and lawful attorneys-in-fact and agents, with full power to act, together or each without the others, for me and in my name, place and stead, in any and all capacities, to sign, or cause to be signed electronically, any and all of said Registration Statements and any and all amendments to the aforementioned Registration Statements and to file said Registration Statements and amendments thereto so signed with all exhibits thereto, as well as to prepare, execute and file any and all other documents with the SEC, all state securities authorities under the Blue Sky and securities laws of the States of the United States of America, and the New York Stock Exchange (and other stock exchanges), hereby granting unto said attorneys-in-fact and agents, and each of them, full power and authority to do and perform any and all acts and things requisite and necessary to be done in and about the premises, as fully to all intents and purposes as I might or could do in person, hereby ratifying and confirming all that said attorneys-in-fact and agents, or any of them may lawfully do or cause to be done by virtue hereof.

IN WITNESS WHEREOF, I, the undersigned, have executed this Power of Attorney as of this 25th day of January 2024.

/s/ Ong Shalley
Ong Shalley
Director

POWER OF ATTORNEY

KNOW ALL PERSONS BY THESE PRESENTS, that I, the undersigned Chief Executive Officer, Chief Financial Officer, President, Treasurer, Controller, Director and Authorized U.S. Representative of IBM International Capital Pte. Ltd., a private company limited by shares incorporated under the laws of the Republic of Singapore (the “Company”), which is to file with the Securities and Exchange Commission (the “SEC”) an automatic or other shelf registration statement on Form S-3ASR or other appropriate Form under Rule 415 of the Securities Act of 1933 for notes, debentures or other debt instruments including but not limited to debt securities of the Company (“Registration Statements”), hereby constitute and appoint any director or officer of the Company, Laura Sousa (Counsel of International Business Machines Corporation (“IBM”)) and Ajay Dua (Associate General Counsel of IBM), and each of them individually, my true and lawful attorneys-in-fact and agents, with full power to act, together or each without the others, for me and in my name, place and stead, in any and all capacities, to sign, or cause to be signed electronically, any and all of said Registration Statements and any and all amendments to the aforementioned Registration Statements and to file said Registration Statements and amendments thereto so signed with all exhibits thereto, as well as to prepare, execute and file any and all other documents with the SEC, all state securities authorities under the Blue Sky and securities laws of the States of the United States of America, and the New York Stock Exchange (and other stock exchanges), hereby granting unto said attorneys-in-fact and agents, and each of them, full power and authority to do and perform any and all acts and things requisite and necessary to be done in and about the premises, as fully to all intents and purposes as I might or could do in person, hereby ratifying and confirming all that said attorneys-in-fact and agents, or any of them may lawfully do or cause to be done by virtue hereof.

IN WITNESS WHEREOF, I, the undersigned, have executed this Power of Attorney as of this 24th day of January 2024.

/s/ Mark William Hobbert
Mark William Hobbert
Chief Executive Officer, Chief Financial Officer, President, Treasurer, Controller, Director and Authorized U.S. Representative